Exhibit 10.22


                         CALIFORNIA WATER SERVICE GROUP
                           DEFERRED COMPENSATION PLAN





                             As Amended and Restated
                            Effective January 1, 2001
















                                                                               2



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California Water Service Company
Supplemental Executive Retirement Plan
================================================================================

PURPOSE       .................................................................1

ARTICLE 1     DEFINITIONS......................................................1
   1.1            "Account Balance"............................................1
   1.2            "Annual Base Salary".........................................1
   1.3            "Annual Company Matching Amount".............................1
   1.4            "Annual Deferral Amount".....................................1
   1.5            "Annual Installment Method"..................................2
   1.6            "Beneficiary"................................................2
   1.7            "Beneficiary Designation Form" ..............................2
   1.8            "Board" .....................................................2
   1.9            "Change in Control"..........................................2
   1.10           "Claimant" ..................................................3
   1.11           "Code" ......................................................3
   1.12           "Committee" .................................................3
   1.13           "Company" ...................................................3
   1.14           "Company Contribution Account"...............................3
   1.15           "Company Contribution Amount"................................3
   1.16           "Company Matching Account" ..................................3
   1.17           "Deduction Limitation" ......................................3
   1.18           "Deferral Account" ..........................................4
   1.19           "Director" ..................................................4
   1.20           "Directors Fees" ............................................4
   1.21           "Disability" or "Disabled"...................................4
   1.22           "Disability Benefit".........................................4
   1.23           "Election Form"..............................................4
   1.24           "Employee"...................................................4
   1.25           "Employer(s)"................................................5
   1.26           "ERISA"......................................................5
   1.27           "401(k) Plan"................................................5
   1.28           "Maximum 401(k) Amount"......................................5
   1.29           "Meeting Fees"...............................................5
   1.30           "Participant"................................................5
   1.31           "Plan".......................................................5
   1.32           "Plan Agreement".............................................5
   1.33           "Plan Year"..................................................6
   1.34           "Pre-Retirement Survivor Benefit"............................6
   1.35           "Retirement," "Retire(s)" or "Retired".......................6
   1.36           "Retirement Benefit".........................................6
   1.37           "Short-Term Payout"..........................................6
   1.38           "Termination Benefit"........................................6
   1.39           "Termination of Employment"..................................6
   1.40           "Trust"......................................................6
________________________________________________________________________________

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   1.41           "Unforeseeable Financial Emergency"..........................6
   1.42           "Valuation Date".............................................7
   1.43           "Withdrawal Amount"..........................................7
   1.44           "Years of Service"...........................................7

ARTICLE 2     SELECTION, ENROLLMENT, ELIGIBILITY...............................7
   2.1            Selection by Committee.......................................7
   2.2            Enrollment Requirements......................................7
   2.3            Eligibility; Commencement of Participation...................7
   2.4            Termination of Participation and/or Deferrals................8

ARTICLE 3     DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES............8
   3.1            Minimum and Maximum Deferrals................................8
   3.2            Election to Defer; Effect of Election Form...................9
   3.3            Withholding of Annual Deferral Amounts.......................9
   3.4            Other Annual Deferral Amounts................................9
   3.5            Annual Company Matching Amount...............................9
   3.6            Company Contribution Amount.................................10
   3.7            Investment of Trust Assets..................................10
   3.8            Vesting.....................................................10
   3.9            Crediting/Debiting of Account Balances......................11
   3.10           FICA and Other Taxes........................................12
   3.11           Forfeiture for Criminal Acts................................13

ARTICLE 4     SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL
              EMERGENCIES; WITHDRAWAL ELECTION................................13
   4.1            Short-Term Payout...........................................13
   4.2            Other Benefits Take Precedence Over Short-Term..............14
   4.3            Withdrawal Payout/Suspensions for Unforeseeable Financial
                  Emergencies.................................................14
   4.4            Withdrawal Election.........................................14

ARTICLE 5     RETIREMENT BENEFIT..............................................14
   5.1            Retirement Benefit..........................................14
   5.2            Payment of Retirement Benefit...............................15
   5.3            Death Prior to Completion of Retirement Benefit.............15

ARTICLE 6     PRE-RETIREMENT SURVIVOR BENEFIT.................................15
   6.1            Pre-Retirement Survivor Benefit.............................15

ARTICLE 7     TERMINATION BENEFIT.............................................15
   7.1            Termination Benefit.........................................15



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ARTICLE 8     DISABILITY DEFERRALS, WAIVER AND BENEFIT........................16
   8.1            Disability..................................................16
   8.2            Continued Eligibility; Disability Benefit...................16

ARTICLE 9     BENEFICIARY DESIGNATION.........................................17
   9.1            Beneficiary.................................................17
   9.2            Beneficiary Designation; Change; Spousal Consent............17
   9.3            Acknowledgment..............................................17
   9.4            No Beneficiary Designation..................................17
   9.5            Doubt as to Beneficiary.....................................17
   9.6            Discharge of Obligations....................................18

ARTICLE 10    LEAVE OF ABSENCE................................................18
   10.1           Paid Leave of Absence.......................................18
   10.2           Unpaid Leave of Absence.....................................18

ARTICLE 11    TERMINATION, AMENDMENT OR MODIFICATION..........................18
   11.1           Termination.................................................18
   11.2           Amendment...................................................19
   11.3           Plan Agreement..............................................19
   11.4           Effect of Payment...........................................19

ARTICLE 12    ADMINISTRATION..................................................20
   12.1           Committee Duties............................................20
   12.2           Administration Upon Change In Control.......................20
   12.3           Agents......................................................20
   12.4           Binding Effect of Decisions.................................21
   12.5           Indemnity of Committee......................................21
   12.6           Employer Information........................................21

ARTICLE 13    OTHER BENEFITS AND AGREEMENTS...................................21
   13.1           Coordination with Other Benefits............................21

ARTICLE 14    CLAIMS PROCEDURES...............................................21
   14.1           Presentation of Claim.......................................21
   14.2           Notification of Decision....................................22
   14.3           Review of a Denied Claim....................................22
   14.4           Decision on Review..........................................22
   14.5           Legal Action................................................23

ARTICLE 15    TRUST...........................................................23
   15.1           Establishment of the Trust..................................23
   15.2           Interrelationship of the Plan and the Trust.................23
   15.3           Distributions From the Trust................................23

ARTICLE 16    MISCELLANEOUS...................................................23



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   16.1           Status of Plan..............................................23
   16.2           Unsecured General Creditor..................................23
   16.3           Employer's Liability........................................24
   16.4           Nonassignability............................................24
   16.5           Not a Contract of Employment................................24
   16.6           Furnishing Information......................................24
   16.7           Terms.......................................................24
   16.8           Captions....................................................24
   16.9           Governing Law...............................................25
   16.10          Notice......................................................25
   16.11          Successors..................................................25
   16.12          Spouse's Interest...........................................25
   16.13          Incompetent.................................................25
   16.14          Court Order.................................................25
   16.15          Distribution in the Event of Taxation.......................26
   16.16          Insurance...................................................26
   16.17          Legal Fees To Enforce Rights After Change in Control........26


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                                     Purpose

         The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees and Directors who contribute materially to the continued growth, development and future business success of California Water Service Group, a California corporation, and its subsidiaries and affiliates, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA. The Plan was first effective January 1, 1998 and is amended effective January 1, 2001 as restated in this document.

                                   ARTICLE 1
                                   Definitions

         For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

                  "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal
                                     to  the  sum of (i)  the  Deferral  Account
                                     balance,  (ii) the vested Company  Matching
                                     Account   balance   and  (iii)  the  vested
                                     Company  Contribution  Account balance. The
                                     Account  Balance,  and each other specified
                                     account  balance,  shall  be a  bookkeeping
                                     entry only and shall be utilized  solely as
                                     a   device   for   the    measurement   and
                                     determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

                  "Annual  Base Salary" shall mean the annual cash  compensation relating to services  performed  during any
                                     calendar  year as listed  on an  Employer's
                                     payroll  records.  Annual Base Salary shall
                                     be   calculated    before   reduction   for
                                     compensation    voluntarily   deferred   or
                                     contributed by the Participant  pursuant to
                                     all qualified or non-qualified plans of any
                                     Employer and shall be calculated to include
                                     amounts  not  otherwise   included  in  the
                                     Participant's   gross   income  under  Code
                                     Sections 125 or 402(e)(3) pursuant to plans
                                     established  by  any  Employer;   provided,
                                     however, that all such amounts will be included in


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                                     compensation  only to the extent that,  had
                                     there  been no such plan the  amount  would
                                     have   been   payable   in   cash   tot  he
                                     Participant.

                  "Annual  Company  Matching Amount" for any one Plan Year shall be the amount determined in accordance with
                                     Section 3.5.

                  "Annual  Deferral   Amount"  shall  mean  that  portion  of  a
                                     Participant's   Annual   Base   Salary  and
                                     Directors Fees that a Participant elects to
                                     have, and is deferred,  in accordance  with
                                     Article  3, for any one Plan  Year.  In the
                                     event   of  a   Participant's   Retirement,
                                     Disability    (if   deferrals    cease   in
                                     accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

                  "Annual  Installment  Method"  shall be an annual  installment payment  over the number of years  selected
                                     by  the   Participant  in  accordance  with
                                     section  5.2 of this  Plan,  calculated  as
                                     follows:   The   Account   Balance  of  the
                                     Participant  shall be calculated  not later
                                     than  the  close  of  business  on the last
                                     business  day of the  year,  or  sooner  if
                                     approved  by  the  Committee.   The  annual
                                     installment    shall   be   calculated   by
                                     multiplying this balance by a fraction, the
                                     numerator   of  which   is  one,   and  the
                                     denominator   of  which  is  the  remaining
                                     number   of   annual   payments   due   the
                                     Participant.  By  way  of  example,  if the
                                     Participant   elects  the   5-year   Annual
                                     Installment Method, the first payment shall be one-fifth (1/5) of the Account Balance, calculated as described in this definition. The following year, the payment shall be one-fourth (1/4) of the Account Balance, calculated as described in this definition.

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                  "Beneficiary" shall mean one or more persons,  trusts, estates or other entities, designated in accordance
                                     with   Article  9,  that  are  entitled  to
                                     receive benefits under this Plan upon the death of a Participant.

                  "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

                  "Board"  shall mean the board of directors  of the  California
                                     Water Service Group.

                  "Change  in  Control"  shall be  deemed  to take  place on the occurrence of any of the following events:

         (a) Any merger or consolidation of the California Water Service Group or California Water Service Company ("Target Entity") after which such Target Entity is not the surviving organization, a majority of the capital stock of which is not owned by the shareholders of the Target Entity immediately prior to such merger or consolidation;

         (b) A transfer of all or substantially all of the assets of the Target Entity;

         (c) Any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Target Entity wherein thirty percent (30%) or more of the outstanding shares of the Target Entity are transferred to any person;

         (d) The acquisition by or transfer to a person (including all affiliates or associates of such person) of "beneficial ownership" (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934) of capital stock of Target Entity if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of Target Entity entitled to vote in elections of directors;

         (e) The election to the Board of Directors of California Water Service Group of candidates who were not recommended for election by the Board of Directors of California Water Service Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election; or

         (f) Any other corporate reorganization, merger or consolidation immediately after which thirty percent (30%) or more of the stock ownership of the surviving company's outstanding shares is owned by a person (or their affiliates and associates) who did not own shares of the Target Entity immediately before the transaction.

                  "Claimant" shall have the meaning set forth in Section 14.1.


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                  "Code"   shall mean the Internal  Revenue Code of 1986,  as it
                                     may be amended from time to time.

                  "Committee" shall mean the committee described in Article 12.

                  "Company"shall  mean   California   Water  Service   Group,  a
                                     California  corporation,  and any successor
                                     to   all  or   substantially   all  of  the
                                     Company's assets or business.

1.2 "Company Contribution Account" shall mean (i) the sum of the Participant's Company Contribution Amounts, plus (ii) amounts credited in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less
         (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.3 "Company Contribution Amount" shall mean, for any Plan Year, any amount determined in accordance with Section 3.6.

                  "Company Matching  Account" shall mean (i) the sum of all of a
                                     Participant's   Annual   Company   Matching
                                     Amounts,  plus  (ii)  amounts  credited  in
                                     accordance    with   all   the   applicable
                                     crediting  provisions  of  this  Plan  that
                                     relate   to   the   Participant's   Company
                                     Matching    Account,    less    (iii)   all
                                     distributions  made to the  Participant  or
                                     his or her  Beneficiary  pursuant  to  this
                                     Plan  that  relate  to  the   Participant's
                                     Company Matching Account.

                  "Deduction  Limitation"  shall  mean the  following  described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer by reason of the limitation under Code Section 162(m) or 280G, then to the extent deemed necessary by the



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                                     Employer to ensure  that the entire  amount
                                     of  any  distribution  to  the  Participant
                                     pursuant  to this Plan  prior to the Change
                                     in Control is deductible,  the Employer may
                                     defer all or any portion of a  distribution
                                     under  this  Plan.  Any  amounts   deferred
                                     pursuant to this limitation  shall continue
                                     to  be  credited/debited   with  additional
                                     amounts  in  accordance  with  Section  3.9
                                     below,  even if such  amount is being  paid
                                     out  in   installments.   The   amounts  so
                                     deferred and amounts credited thereon shall
                                     be distributed to the Participant or his or
                                     her   Beneficiary  (in  the  event  of  the
                                     Participant's   death)   at  the   earliest
                                     possible   date,   as   determined  by  the
                                     Employer  in  good  faith,   on  which  the
                                     deductibility   of  compensation   paid  or
                                     payable to the  Participant for the taxable
                                     year  of  the  Employer  during  which  the
                                     distribution is made will not be limited by
                                     Section  162(m)  or  Section  280G,  or  if
                                     earlier,  the effective date of a Change in
                                     Control.  Notwithstanding  anything  to the
                                     contrary  in  this  Plan,   the   Deduction
                                     Limitation   shall   not   apply   to   any
                                     distributions   made   after  a  Change  in
                                     Control.

                  "Deferral Account" shall  mean  (i)  the  sum  of  all  of  a
                                     Participant's Annual Deferral Amounts, plus
                                     (ii) amounts  credited in  accordance  with
                                     all the applicable  crediting provisions of
                                     this Plan that relate to the  Participant's
                                     Deferral    Account,    less    (iii)   all
                                     distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

                  "Director" shall mean any member of the board of  directors of any Employer.

                  "Directors Fees"  shall  mean  the fees  paid by any  Employer during a Plan Year, including retainer fees and special awards, as compensation for serving on the board of directors.


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                  "Disability" or  "Disabled"  shall mean a period of disability during which a  Participant  qualifies  for
                                     permanent  disability  benefits  under  the
                                     Participant's      Employer's     long-term
                                     disability  plan, or, if a Participant does
                                     not participate in such a plan, a period of
                                     disability  during  which  the  Participant
                                     would   have    qualified   for   permanent
                                     disability  benefits  under such a plan had
                                     the Participant  been a participant in such
                                     a  plan,   as   determined   in  the   sole
                                     discretion   of  the   Committee.   If  the
                                     Participant's Employer does not sponsor such a plan, or discontinues to sponsor such a plan, Disability shall be determined by the Committee in its sole discretion.

                  "Disability  Benefit"  shall  mean the  benefit  set  forth in
                                     Article 8.

                  "ElectionForm"  shall mean the form  established  from time to time by the  Committee  that a  Participant
                                     completes,   signs  and   returns   to  the
                                     Committee to make an election under the Plan.

                  "Employee"  shall  mean a  person  who is an  employee  of any
                                     Employer.

                  "Employer(s)" shall  mean the  Company,  including  any of its
                                     subsidiaries    or   affiliates   (now   in
                                     existence or hereafter formed or acquired) that have been designated by the Board to participate in the Plan.

                  "ERISA"  shall mean the Employee  Retirement  Income  Security
                                     Act of 1974, as it may be amended from time to time.

                  "401(k)  Plan" shall be the California  Water Service  Company
                                     Savings Plan and Trust Agreement, as most recently amended or restated by California Water Service Company.

                  "Maximum 401(k) Amount" with respect to a  Participant,  shall
                                     be   the   maximum   amount   of   elective
                                     contributions that can be made by such Participant, consistent with Code Section 402(g) and the limitations of Code Section


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                                     401(k)(3),  for a given plan year under the
                                     401(k) Plan.

                  "Meeting Fees"  shall mean the fees paid to a  Director  by an
                                     Employer for attending meetings of the board or committees of the board of such Employer or the Company.

                  "Participant" shall mean any  Employee or Director  (i) who is selected to participate  in the Plan,  (ii)
                                     who  elects  to  participate  in the  Plan,
                                     (iii)  who  signs  a  Plan  Agreement,   an
                                     Election Form and a Beneficiary Designation
                                     Form,  (iv) whose  signed  Plan  Agreement,
                                     Election Form and  Beneficiary  Designation
                                     Form are accepted by the Committee, (v) who
                                     commences  participation  in the Plan,  and
                                     (vi)   whose   Plan   Agreement   has   not
                                     terminated.  A spouse or former spouse of a
                                     Participant  shall  not  be  treated  as  a
                                     Participant  in the Plan or have an account
                                     balance  under the Plan,  even if he or she
                                     has  an  interest   in  the   Participant's
                                     benefits  under  the  Plan as a  result  of
                                     applicable  law  or  property   settlements
                                     resulting from legal separation or divorce.

                  "Plan"   shall mean the Company's Deferred  Compensation Plan,
                                     which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

                  "Plan    Agreement" shall mean a written agreement,  as may be
                                     amended from time to time, which is entered
                                     into  by  and  between  an  Employer  and a
                                     Participant.  Each Plan Agreement  executed
                                     by  a  Participant  and  the  Participant's
                                     Employer  shall provide for the deferral of
                                     Annual Base  Salary,  at the  Participant's
                                     election   entire  benefit  to  which  such
                                     Participant  is  entitled  under  the Plan;
                                     should   there   be  more   than  one  Plan
                                     Agreement,  the Plan Agreement  bearing the
                                     latest date of  acceptance  by the Employer
                                     shall    supersede    all   previous   Plan
                                     Agreements  in  their
                                     entirety and shall govern such entitlement.
                                     The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

                  "Plan    Year" shall,  except for the First Plan Year,  mean a
                                     period  beginning  on  January  1  of  each
                                     calendar   year  and   continuing   through
                                     December 31 of such calendar year.

                  "Pre-Retirement  Survivor  Benefit" shall mean the benefit set forth in Article 6.

                  "Retirement,"   "Retire(s)"  or  "Retired"  shall  mean,  with
                                     respect  to  an  Employee,  severance  from
                                     employment   from  all  Employers  for  any
                                     reason other than a leave of absence, death
                                     or Disability on or after the date at which
                                     the age plus Years of Service total 60; and
                                     shall mean with  respect to a Director  who
                                     is not an Employee, severance of his or her
                                     directorships  with  all  Employers  on  or
                                     after  the later of (y) the  attainment  of
                                     age seventy-five  (75), or age seventy (70)
                                     if the Director is also an Employee, or (z)
                                     in the sole discretion of the Committee, an
                                     age later than age  seventy-five  (75),  or
                                     age seventy (70) if the Director is also an
                                     Employee.  If  a  Participant  is  both  an
                                     Employee and a Director,  Retirement  shall
                                     not occur  until he or she  Retires as both
                                     an   Employee   and   a   Director,   which
                                     Retirement   shall  be   deemed   to  be  a
                                     Retirement   as   a   Director;   provided,
                                     however, that such a Participant may elect, at least three years prior to Retirement and in accordance with the policies and procedures established by the Committee, to Retire for purposes of this Plan at the time he or she Retires as an Employee, which Retirement shall be deemed to be a Retirement as an Employee.

                  "Retirement  Benefit"  shall  mean the  benefit  set  forth in
                                     Article 5.

                  "Short-Term Payout" shall mean the payout set forth in Section
                                     4.1.

                  "Termination  Benefit"  shall  mean the  benefit  set forth in
                                     Article 7.

                  "Termination  of  Employment"   shall  mean  the  severing  of
                                     employment  with all Employers,  or service
                                     as a Director of all Employers, voluntarily
                                     or involuntarily, for any reason other than
                                     Retirement,   Disability,   death   or   an
                                     authorized   leave   of   absence.   If   a
                                     Participant  is  both  an  Employee  and  a
                                     Director, a Termination of Employment shall
                                     occur only upon the termination of the last
                                     position held; provided, however, that such
                                     a  Participant  may elect,  at least  three
                                     years before  Termination of Employment and
                                     in   accordance   with  the   policies  and
                                     procedures established by the Committee, to
                                     be  treated  for  purposes  of this Plan as
                                     having   experienced   a   Termination   of
                                     Employment at the time he or she ceases employment with an Employer as an Employee.

                  "Trust"  shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of January 1, 2001 between the Company and the trustee named therein, as amended from time to time.

                  "Unforeseeable    Financial    Emergency"    shall   mean   an
                                     unanticipated  emergency  that is caused by
                                     an  event   beyond   the   control  of  the
                                     Participant  that  would  result  in severe
                                     financial   hardship  to  the   Participant
                                     resulting  from (i) a sudden and unexpected
                                     illness or accident of the Participant or a
                                     dependent of the  Participant,  (ii) a loss
                                     of  the   Participant's   property  due  to
                                     casualty, or (iii) such other extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

                  "Valuation Date"  shall  mean the  date,  no more than 30 days before a distribution, that a Participant's account is valued for the purposes of calculating the amount of a distribution, as determined by the Committee.

                  "Withdrawal  Amount"  shall  mean  the  amount  elected  by  a
                                     Participant as a  distribution  pursuant to
                                     Section  4.4  (net  of the  10%  withdrawal
                                     penalty).

                  "Years   of Service" shall mean the total number of full years
                                     in which a Participant has been employed by
                                     one or more Employers. For purposes of this
                                     definition, a year of employment shall be a
                                     365-day  period (or  366-day  period in the
                                     case of a leap  year)  that,  for the first
                                     year  of   employment,   commences  on  the
                                     Employee's date of hiring and that, for any
                                     subsequent    year,    commences    on   an
                                     anniversary   of  that  hiring  date.   Any
                                     partial year of employment shall not be counted.

                                   ARTICLE 2
                       Selection, Enrollment, Eligibility

2.1 Selection by Committee. Participation in the Plan shall be limited to a select group of management and highly compensated Employees and Directors of the Employers, as determined by the Committee in its sole discretion. From that group, the Committee shall select, in its sole discretion, Employees and Directors to participate in the Plan.

2.2 Enrollment Requirements. As a condition to participation, each selected Employee or Director shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within 30 days after he or she is selected to participate in the Plan. In addition, the Committee shall establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 Eligibility; Commencement of Participation. Provided an Employee or Director selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee or Director shall commence participation in the Plan on the first day of the month following the month in which the Employee or Director completes all enrollment requirements. If an Employee or a Director fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee or Director shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 Termination of Participation and/or Deferrals. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, (ii) prevent the Participant from making future deferral elections and/or (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.

                                   ARTICLE 3
              Deferral Commitments/Company Matching/Crediting/Taxes

3.1      Minimum and Maximum Deferrals.

         (a) Annual Base Salary and Director's Fees. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary and/or Director's Fees and Meeting Fees in the following minimum amounts and applicable percentage for each deferral elected:

---------------------------------- ------------------- -------------------------

                Deferral              Minimum Amount      Maximum Percentage
---------------------------------- ------------------- -------------------------

    Annual Base Salary                    $5,000                   50%
---------------------------------- ------------------- -------------------------

    Directors Fees and Meeting            $5,000                  100%
    Fees (combined)
---------------------------------- ------------------- -------------------------


                  If an election is made for less than stated minimum amounts or percentage, or if no election is made, the amount deferred shall be zero.

         (b) Short Plan Year. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, the minimum Annual Base Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan

                  Year, the maximum Annual Deferral Amount, with respect to Annual Base Salary, Directors Fees and Meeting Fees, shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

3.2      Election to Defer; Effect of Election Form.

         (a) First Plan Year. In connection with a Participant's commencement of participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation in the Plan, along with such other elections as the Committee deems necessary or desirable under the Plan. For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee.

         (b) Subsequent Plan Years. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year.

3.3 Withholding of Annual Deferral Amounts. For each Plan Year, the Annual Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Base Salary payroll in equal amounts, as adjusted from time to time for increases and decreases in Annual Base Salary. The Directors Fees or Meeting Fees portion of the Annual Deferral Amount shall be withheld at the time the fees are or otherwise would be paid to the Participant, whether or not this occurs during the Plan Year itself.

3.4 Other Annual Deferral Amounts. Any portion of a Participant's Annual Base Salary that is determined in good faith by the Employer as subject to a reasonable likelihood of not being deductible by the Employer solely by reason of sections 162(m) or 280G of the Code, shall, at the discretion of the Committee, be treated as an Annual Deferral Amount. Such amount shall be deemed to be an Annual Deferral Amount in the taxable year of the Employer during which a loss of deduction would occur.

3.5 Annual Company Matching Amount. A Participant's Annual Company Matching Amount for any Plan Year shall be made by a Participant's Employer and shall be equal to 50% of the Participant's Annual Deferral Amount for such Plan Year, up to an amount that does not exceed 4% of the Participant's Annual Base Salary, reduced by the amount of any matching contributions made to the 401(k) Plan on his or her behalf for the plan year of the 401(k) Plan that corresponds to the Plan Year. If a Participant is not employed by an Employer, or is no longer providing services as a Director, as of the last day of a Plan Year other than by reason of his or her Retirement or death, the Annual Company Matching Amount for such Plan Year shall be zero. In the event of Retirement or death, a Participant shall be credited with the Annual Company Matching Amount for the Plan Year in which he or she Retires or dies.

3.6 Company Contribution Amount. For each Plan Year, an Employer in its sole discretion may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this
         Plan, which amount shall be for that Participant the Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive a Company Contribution Amount for that Plan Year. The Company Contribution Amount, if any, shall be credited no later than the last day of the Plan Year. If a Participant is not employed by an Employer no later than the last day of a Plan Year other than by reason of his or her Retirement or death while employed, the Company Contribution Amount for that Plan Year shall be zero.

3.7 Investment of Trust Assets. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.8      Vesting.

         (a) Subject to section 3.11, a Participant shall at all times be 100% vested in his or her Deferral Account and Company Matching Account.

         (b) Subject to Section 3.11, a Participant shall be 100% vested in his or her Company Contribution Account upon death, disability or Retirement. Prior to death, Disability or Retirement, a Participant shall be vested in his or her Company Contribution Account in accordance with the vesting of each Company Contribution Amount, as directed by the Employer in its discretion, at the time such contribution is credited to the Company Contribution Account. If the Employer fails to direct the vesting, the Committee shall direct the vesting of any Company Contribution Amount.

         (c)      Notwithstanding  anything to the  contrary  contained  in this
                  Section  3.8,  in  the  event  of  a  Change  in  Control,   a
                  Participant's Company Contribution Account shall immediately become 100% vested (if it is not already vested in accordance with the above vesting schedules).

         (d) Notwithstanding subsection (c), at the Committee's discretion, the vesting schedule for a Participant's Company Matching
                  Account may not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of Section 280G of the Code to become effective. In the event that all of a Participant's Company Contribution Account and/or Company Matching Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 45 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"). The opinion shall state the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G and contain supporting calculations. The cost of such opinion shall be paid for by the Company.

3.9 Crediting/Debiting of Account Balances. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

         (a) Election of Measurement Funds. A Participant, in connection with his or her initial deferral election in accordance with
                  Section 3.2(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) (as described in Section 3.9(c) below) to be used to determine the additional amounts to be credited to his or her Account Balance each business day on which the Participant participates in the Plan, unless changed in accordance with the next sentence. The Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund and such election shall be effective as soon as practicable.

         (b)      Proportionate  Allocation. In making any election described in
                  Section 3.9(a) above, the Participant shall specify on the Election Form, in increments of one (1) percentage points (1%), the percentage of his or her Account Balance to be allocated to a Measurement Fund (as if the Participant was making an investment in that Measurement Fund with that portion of his or her Account Balance).

         (c) Measurement Funds. The Participant may elect one or more of the measurement funds, based on certain mutual funds (the "Measurement Funds") selected by the Committee and communicated to the Participants for the purpose of crediting additional amounts to his or her Account Balance

                  As necessary, the Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund at anytime. Each such action will take effect no later than the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

         (d) Crediting or Debiting Method. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on the performance of the Measurement Funds themselves. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such Participant's Account, as of the close of business on each business day, at the closing price on such date, subject to reasonable delays for credits or debits after the Eastern Standard Time close of the day's markets for publicly traded funds; (ii) the portion of the Annual Deferral Amount that was actually deferred during any calendar month were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such month, no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Annual Base Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such Participant's
                  Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such Participant's Account, no earlier than the Valuation Date, at the closing price on such date. The Participant's Annual Company Matching Amount shall be credited to his or her Company Matching Account for purposes of this Section 3.9(d) no later than the close of business on the first business day in February of the Plan Year following the Plan Year to which it relates.

         (e)      No Actual Investment.  Notwithstanding  any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

3.10     FICA and Other Taxes.

         (a) Annual Deferral Amounts. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Base Salary that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this
                  Section 3.10.

         (b) Company Matching Amounts. When a participant becomes vested in a portion of his or her Company Matching Account, the Participant's Employer(s) shall withhold from the Participant's Annual Base Salary that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account in order to comply with this Section 3.10.

         (c) Distributions. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust.

3.11 Forfeiture for Criminal Acts. Any Participant who admits or pleads "no contest" to, or is convicted of, any criminal act against any Employer shall forfeit all rights and benefits under the Plan (excluding a Participant's aggregate Annual Deferral Amounts), regardless of age or service.

                                   ARTICLE 4
             Short-Term Payout; Unforeseeable Financial Emergencies;
                               Withdrawal Election

4.1 Short-Term Payout. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a future Short-Term Payout from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump-sum payment in an amount that is equal to the Annual Deferral Amount plus amounts credited or debited in the manner provided in Section 3.9 above on that amount, determined at the Valuation Date preceding the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment). Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60-day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred. By way of example, if a three-year, Short-Term Payout is elected for Annual Deferral Amounts that are deferred in the Plan Year commencing January 1, 2001, the three-year, Short-Term Payout would become payable during a 60-day period commencing January 1, 2005.

4.2 Other Benefits Take Precedence Over Short-Term. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3 Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant and/or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4 Withdrawal Election. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of such amount resulting in the net
         Withdrawal Amount. This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance calculated as if there had occurred a Termination of Employment as of the day of the election. No partial withdrawals of the Withdrawal Amount shall be allowed. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election. Once the Withdrawal Amount is paid, the Participant's participation in the Plan shall terminate and the Participant shall not be eligible to participate in the Plan until the beginning of the second Plan Year following the year in which the withdrawal occurs. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.

                                   ARTICLE 5
                               Retirement Benefit

5.1 Retirement Benefit. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 Payment of Retirement Benefit. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form to receive the Retirement Benefit in a lump sum or pursuant to an Annual Installment Method of one (1) to fifteen (15) years. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that any such Election Form is submitted at least one year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee at least one year prior to retirement shall govern the payout of the Retirement Benefit. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump-sum payment in an amount determined as the Valuation Date, shall be made, or installment payments shall commence, no later than 60 days after the effective date of the Participant's Retirement. Installments payable after the year of Retirement shall be paid by March 1 of each subsequent year of such payments. Any payment made shall be subject to the Deduction Limitation.

5.3 Death Prior to Completion of Retirement Benefit. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.

                                   ARTICLE 6
                         Pre-Retirement Survivor Benefit

6.1 Pre-Retirement Survivor Benefit. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit in a single lump sum equal to the Participant's Account Balance as of the Valuation Date, if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability. The lump-sum payment shall be made, no later than 60 days after the last day of the Plan Year in which the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 7
                               Termination Benefit

7.1      Termination  Benefit.   Subject  to  the  Deduction   Limitation,   the
         Participant shall receive a Termination Benefit, which shall be a lump-sum payment equal to the Participant's Account Balance as of the Valuation Date if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability. The lump-sum payment shall be made no later than 60 days after the last day of the Plan Year in which the Participant experiences the Termination of Employment. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 8
                    Disability Deferrals, Waiver and Benefit

8.1      Disability.

         (a) Deferrals. A participant who is determined by the Committee to be Disabled may continue to have the Annual Base Salary portion of the Annual Deferral Amount withheld for any period the Participant continues to receive 100% of his or her Annual Base Salary that was in effect prior to his or her Disability.

         (b) Waiver of Deferral. A Participant who is determined by the Committee to be suffering from a Disability shall be excused from fulfilling that portion of the Annual Deferral Amount commitment that would otherwise have been withheld from a Participant's Annual Base Salary or Directors Fees or Meeting Fees for the Plan Year during which the Participant first suffers a Disability only if less than 100% of Annual Base Salary. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

         (c) Return to Work. If a Participant returns to employment, or service as a Director, with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.2 above.

8.2 Continued Eligibility; Disability Benefit. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed, or in the service of an Employer as a Director, and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article 5. The Disability Benefit may be paid in a lump sum within 60 days of the Committee's exercise of such right. In the event the Disability is determined by the Committee to be permanent, the Participant shall be deemed to be eligible to Retire and receive benefits in accordance with Article 5. Any payment made shall be subject to the Deduction Limitation.

                                   ARTICLE 9
                             Beneficiary Designation

9.1 Beneficiary. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary as well as contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 Beneficiary Designation; Change; Spousal Consent. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. If the Participant names someone other than his or her spouse as a Beneficiary, a spousal consent, in the form designated by the Committee, must be signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last

         Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3      Acknowledgment.   No   designation   or  change  in  designation  of  a
         Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 No Beneficiary Designation. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the benefits remaining under the Plan to be paid to a Beneficiary shall be payable to the executor or personal representative of the Participant's estate.

9.5 Doubt as to Beneficiary. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 Discharge of Obligations. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.

                                   ARTICLE 10
                                Leave of Absence

10.1 Paid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 Unpaid Leave of Absence. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Participant shall be excused from making deferrals until the earlier of the date the leave of absence expires or the Participant returns to a paid employment status. Upon such expiration or return, deferrals shall resume for the remaining portion of the Plan Year in which the expiration or return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.

                                   ARTICLE 11
                     Termination, Amendment or Modification

11.1 Termination. Although each Employer anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that any Employer will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, each Employer reserves the right to discontinue its sponsorship of the Plan and/or to terminate the Plan at any time with respect to any or all of its participating Employees and Directors, by action of its board of directors. Upon the termination of the Plan with respect to any Employer, the Plan Agreements of the affected Participants who are employed by that Employer, or in the service of that Employer as Directors, shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that
         Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows: Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, an Employer shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. If the Plan is terminated with respect to less than all of its Participants, an Employer shall be required to pay such benefits in a lump sum. After a Change in Control, the Employer shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Employer shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.2 Amendment. Any board may, at any time, amend or modify the Plan in whole or in part with respect to that Employer by the action of its board of directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, and (ii) no amendment or modification of this Section 11.2 or Section
         12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 Plan Agreement. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Employer may only amend or terminate such provisions with the consent of the Participant.

11.4 Effect of Payment. The full payment of the applicable benefit under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.

                                   ARTICLE 12
                                 Administration

12.1 Committee Duties. Except as otherwise provided in this Article 12, this Plan shall be administered by a Committee which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant or the Company.

12.2 Administration Upon Change In Control. For purposes of this Plan, the Company shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's Chief Financial Officer (and if no Chief Financial Officer, the Vice President of Human Resources) (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator; (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the

         Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 Agents. In the administration of this Plan, the Committee may, from time to time, employ agents and delegate to them such administrative duties as it sees fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 Binding Effect of Decisions. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5 Indemnity of Committee. All Employers shall indemnify and hold harmless the members of the Committee, any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 Employer Information. To enable the Committee and/or Administrator to perform its functions, the Company and each Employer shall supply full and timely information to the Committee and/or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.

                                   ARTICLE 13
                          Other Benefits and Agreements

13.1 Coordination with Other Benefits. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.

                                   ARTICLE 14
                                Claims Procedures

14.1 Presentation of Claim. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 Notification of Decision. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

         (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

         (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

                  (i) the specific reason(s) for the denial of the claim, or any part of it;

                           specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

                           a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

                           an explanation of the claim review procedure set forth in Section 14.3 below.

14.3 Review of a Denied Claim. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

         (a)      may review pertinent documents;

         (b)      may submit written comments or other documents; and/or

         (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 Decision on Review. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

         (a)      specific reasons for the decision;

         (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

         (c)      such other matters as the Committee deems relevant.

14.5 Legal Action. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.

                                   ARTICLE 15
                                      Trust

15.1 Establishment of the Trust. The Company shall establish the Trust, and each Employer shall at least annually transfer over to the Trust such assets as the Employer determines, in its sole discretion, are necessary to provide, on a present value basis, for its respective future liabilities created with respect to the Annual Deferral Amounts, Company Contribution Amounts, and Company Matching Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 Interrelationship of the Plan and the Trust. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 Distributions From the Trust. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

                                   ARTICLE 16
                                  Miscellaneous

16.1 Status of Plan. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employee" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 Unsecured General Creditor. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, any and all of an Employer's assets shall be, and remain, the general, unpledged unrestricted assets of the Employer. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 Employer's Liability. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 Nonassignability. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 Not a Contract of Employment. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, unless expressly provided in a written employment agreement. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer, either as an Employee or a Director, or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 Furnishing Information. A Participant or his or her Beneficiary will cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 Terms. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 Captions. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 Governing Law. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.10 Notice. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                           Chief Financial Officer
                           California Water Service Company
                           1720 North First Street
                           San Jose, CA 95112

         Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

         Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last known address of the Participant.

16.11 Successors. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 Spouse's Interest. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 Incompetent. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.14 Court Order. The Committee is authorized to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.15    Distribution in the Event of Taxation.

         (a) In General. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

         (b) Trust. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance therewith, the Participant's benefits under this Plan shall be reduced to the extent of such distributions.

16.16 Insurance. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participant, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participant shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.17 Legal Fees To Enforce Rights After Change in Control. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

IN WITNESS WHEREOF, the Company has signed this Plan document as of JANAUR 1, 2001.

                    CALIFORNIA WATER SERVICE GROUP, a
                    California  corporation


                    By: Peter C Nelson
                                      -----------------------------------------

                    Title: President and Chief Executive Officer
                                                                ---------------